______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 27, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-1
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095          13-3961092
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________


Item 5.   Other Events.
----      ------------

     On the October 27, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-1 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-1 (the "Series 1997-1 Trust"), distributed to holders (the "Series 1997-1 Certificateholders") of the Series 1997-1 Trust's Asset-Backed Certificates, interest and principal totalling $7,534,561.56, pursuant to a Pooling and Servicing Agreement dated as of February 27, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-1 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-1, Statement to Certificateholders dated October 27, 1997.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  October 27, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-1, Statement to
     Certificateholders dated October 27, 1997.                          3




                                      EXHIBIT 1



                                                     Payment Date:  10/27/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                         COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                         ASSET-BACKED CERTIFICATES, SERIES 1997-1


                                       Current Payment Information
Class Information
                       Beginning       Pass Thru     Principal         Interest         Total        Interest     Ending Certificate
Class Code    Name     Cert. Bal.         Rate       Dist. Amt.       Dist. Amt.        Dist.       Shortfalls         Balance
   2343       A-1    163,398,112.35    5.887500%    4,797,369.08      855,116.79    5,652,485.87        0.00        158,600,743.27
   2344       A-2     30,376,665.27    5.767500%    1,352,589.38      155,731.04    1,508,320.42        0.00         29,024,075.89
   2345       A-3     35,000,000.00    6.675000%            0.00      194,687.50      194,687.50        0.00         35,000,000.00
   2346       A-4     14,677,000.00    6.950000%            0.00       85,004.29       85,004.29        0.00         14,677,000.00
   2348       A-5     15,623,000.00    7.225000%            0.00       94,063.48       94,063.48        0.00         15,623,000.00
   Totals            259,074,777.62                 6,149,958.46    1,384,603.10    7,534,561.56        0.00        252,924,819.16



Class Information    Original Certificate Information                      Factors per $1,000
                        Original        Pass Thru    Cusip        Principal         Interest           Ending
Type        Name       Cert. Bal.         Rate      Numbers         Dist.             Dist.          Cert. Bal.
 Floater     A-1     183,000,000.00    5.887500%    126671AD8      26.21513158     4.67276933       866.67072827
 Floater     A-2      40,700,000.00    5.767500%    126671AE6      33.23315433     3.82631541       713.12225768
  Fixed      A-3      35,000,000.00    6.675000%    126671AF3       0.00000000     5.56250000      1000.00000000
  Fixed      A-4      14,677,000.00    6.950000%    126671AG1       0.00000000     5.79166667      1000.00000000
  Fixed      A-5      15,623,000.00    7.225000%    126671AH9       0.00000000     6.02083333     54.05882352941
 Totals              289,000,000.00                                21.28013308     4.79101417     875.1723846425


                    COLLATERAL INFORMATION

                          Group 1
Beginning Principal Balance                166,621,184.13
Scheduled Principal Payment                     87,640.59
Prepayment Amount                            4,288,737.77
Ending Principal Balance                   162,244,805.77

Subordinated Deficit Amount	                     0.00
Subordinated Increase Amount	               420,990.72
Required Subordinated Amount	             4,211,709.69
Subordinated Amount                          3,644,062.49
Carry-Forward Amount                                12.44
Insured Payment 	                             0.00

                          Group 2
Beginning Principal Balance                 97,670,446.70
Scheduled Principal Payment                    151,235.78
Prepayment Amount                              910,114.60
Ending Principal Balance                    96,556,716.01

Subordinated Deficit Amount	                     0.00
Subordinated Increase Amount	               238,858.69
Required Subordinated Amount	             5,512,058.33
Subordinated Amount                          2,232,640.12
Carry-Forward Amount                                 0.00
Insured Payment 	                             0.00

                       FEES & ADVANCES
Monthly master servicer fees paid
                 Group 1                        65,616.16
                 Group 2                           735.93

Advances included in this distribution
                 Group 1                       101,284.94
                 Group 2                        36,538.96

        CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT

Amount paid                                          0.00
Amount remaining                                     0.00


                                      LIQUIDATION AND LOSSES INFORMATION

                                                               Group 1            Group 2
Liquidated Loan #                                                    0            4595972
 Stated Principal Balance                                         0.00          23,961.11
 Realized Losses                                                  0.00              72.05
Liquidated Loan #                                                    0            5855941
 Stated Principal Balance                                         0.00          28,419.20
 Realized Losses                                                  0.00          28,352.77
Aggregate Stated Principal Balance of all Liquidated Loans        0.00          52,380.31

Total realized losses (this period)                          28,424.82
Cumulative losses (from Cut-Off)                             77,668.91


                     GROUP 1 DELINQUENCY INFORMATION

      Period              Loan Count       Ending Stated Balance
      1 month                     94                9,113,525.09
      2 months                    18                  927,489.63
     3+ months                    13                1,501,403.50
      Totals                     125               11,542,418.22

                     GROUP 1 DELINQUENCY INFORMATION

      Period              Loan Count       Ending Stated Balance
      1 month                     47                2,763,986.64
      2 months                     9                  509,689,76
     3+ months                     7                  406,453.20
      Totals                      63                3,680,129.60

                              TOTAL REO INFORMATION

                                                    Group 1          Group 2
Total Number of REO Properties                            2                0
Total Principal Balance of REO Properties        107,250.00             0.00

                                NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceding calendar month)

             Loan Number         Loan Group         Stated Principal Balance
                  0               Group 1                               0.00
                  0               Group 2                               0.00